Exhibit 99.5

BLUE EARTH, INC.
Proforma Consolidated Balance Sheet
June 30, 2011

	Blue Earth, Inc.	Xnergy, Inc.	HVAC				Adjusted
	and	and Variable	Controls &	Combined	Pro Forma		Pro Forma
	Subsidiary	Interest Entity	Specialities, Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$2,255,286	$1,267,648	$148,435	$3,671,369	$(50,000)	[9]	$3,621,369
Accounts receivable, net	624,223	249,225	177,733	1,051,181	-		1,051,181
Inventory	361,453	-	-	361,453	-		361,453
Costs in excess of billings	-	383	-	383	-		383
Other current assets	809,304	177,352	-	986,656	-		986,656

Total Current Assets	4,050,266	1,694,608	326,168	6,071,042	(50,000)		6,021,042

PROPERTY AND EQUIPMENT, net	214,047	3,631,671	19,662	3,865,380	(2,921,016)	[11]	944,364

OTHER ASSETS

Deposits	17,930	29,864	-	47,794	-		47,794
Related party receivables	-	2,239,910	-	2,239,910	-		2,239,910
Customer lists and contracts	2,819,416	-	-	2,819,416	7,740,000	[5]	11,316,814
					1,626,217	[7]
					44,903	[11]
					(913,722)	[12]

Total Other Assets	2,837,346	2,269,774	-	5,107,120	8,497,398		13,604,518

TOTAL ASSETS	$7,101,659	$7,596,053	$345,830	$15,043,542	$5,526,382		$20,569,924

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$711,821	$2,713,700	$202,797	$3,628,318	$(50,000)	[9]	$3,578,318
Billings in excess of revenues	-	142,644	-	142,644	-		142,644
Loans and notes payable	254,023	5,034	46,218	305,275	-		305,275
Related party payable	-	149,000	18,273	167,273	-		167,273
Warrant derivative liability	1,223,960	-	-	1,223,960	-		1,223,960

Total Current Liabilities	2,189,804	3,010,378	267,288	5,467,470	(50,000)		5,417,470

LONG TERM LIABILITIES
Loans and notes payable-related parties	-	677,117	42,209	719,326	-		719,326
Loans and notes payable	117,079	4,360,429	5,818	4,483,326	(2,589,263)	[11]	1,894,063

Long term liabilities	117,079	5,037,546	48,027	5,202,652	(2,589,263)		2,613,389

TOTAL LIABILITIES	2,306,883	8,047,924	315,315	10,670,122	(2,639,263)		8,030,859

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	-	-	-	-	-		-
Common stock	13,708	50,000	5,771	69,479	(50,000)	[2]	18,275
					(5,771)	[3]	-
					4,500	[5]	-
					67	[10]
Additional paid-in capital	15,889,285	424,968	-	16,314,253	50,000	[2]	24,657,396
					5,771	[3]	-
	-	-	-	-	8,172,772	[5]	-
					114,600	[10]
Non controlling interest	-	286,850	-	286,850	(286,850)	[11]	-
Retained earnings (deficit)	(11,108,217)	(1,213,689)	24,744	(12,297,162)	1,188,945	[7]	(12,136,606)
					(114,667)	[10]
					(913,722)	[12]

Total Stockholders' Equity (Deficit)	4,794,776	(451,871)	30,515	4,373,420	8,165,645		12,539,065

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$7,101,659	$7,596,053	$345,830	$15,043,542	$5,526,382		$20,569,924

BLUE EARTH, INC.
Proforma Consolidated Statements of Operations
For the Six Months Ended June 30, 2011

							Pro-Forma
	Blue Earth, Inc.	Xnergy, Inc.	HVAC				Adjusted
	and	and Variable	Controls &	Combined	Pro Forma		Combined
	Subsidiary	Interest Entity	Specialities, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$2,043,636	$1,540,098	$653,656	$4,237,390	$-		$4,237,390
COST OF SALES	752,303	1,012,043	508,116	2,272,462	-		2,272,462

GROSS PROFIT	1,291,333	528,055	145,540	1,964,928	-		1,964,928

OPERATING EXPENSES

General and administrative	2,659,253	1,771,645	112,281	4,543,179	114,667	[10]	4,657,846
Depreciation and amortization expense	-	30,000	-	30,000	913,722	[12]	943,722

Total Costs and Expenses	2,659,253	1,801,645	112,281	4,573,179	1,028,389		5,601,568

OPERATING LOSS	(1,367,920)	(1,273,590)	33,259	(2,608,251)	(1,028,389)		(3,636,640)

OTHER INCOME (EXPENSE)

Change in fair value of warrant liability	64,199	-	-	64,199	-		64,199
Interest income	956	6,610	-	7,566	-		7,566
Interest expense	-	(60,173)	(2,260)	(62,433)	-		(62,433)

Total Other Income (Expense)	65,155	(53,563)	(2,260)	9,332	-		9,332

LOSS BEFORE INCOME TAXES	(1,302,765)	(1,327,153)	30,999	(2,598,919)	(1,028,389)		(3,627,308)
PROVISION FOR INCOME TAXES	-	-	(12,090)	(12,090)	-		(12,090)

NET LOSS	$(1,302,765)	$(1,327,153)	$18,909	$(2,611,009)	$(1,028,389)		$(3,639,398)

BLUE EARTH, INC.
Proforma Consolidated Balance Sheet
December 31, 2010

		Castrovilla, Inc.	Xnergy, Inc.	HVAC				Adjusted
	Blue	and Humitech	and Variable	Controls &	Combined	Pro Forma		Pro Forma
	Earth, Inc.	of NC, LLC	Interest Entity	Specialities, Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$3,900,096	$466,620	$1,565,006	$16,941	$5,948,663	$(150,000)	[8]	$5,748,663
						(50,000)	[9]
Accounts receivable, net	-	308,939	665,845	91,652	1,066,436	-		1,066,436
Costs in excess of billings	-	-	10,830	-	10,830	-		10,830
Inventory	-	125,627	-	-	125,627	-		125,627
Other current assets	38,039	1,220	29,975	-	69,234	-		69,234

Total Current Assets	3,938,135	902,406	2,271,656	108,593	7,220,790	(200,000)		7,020,790

PROPERTY AND EQUIPMENT, net	10,932	100,187	3,672,902	25,445	3,809,466	(2,921,016)	[11]	888,450

OTHER ASSETS

Deposits	3,000	33,831	29,864	-	66,695	-		66,695
Related party receivables	-	-	2,590,523	-	2,590,523	-		2,590,523
Distributorship and customer base	-	74,914	-	-	74,914	2,148,639	[4]	7,739,945
						(287,347)	[6]
						7,740,000	[5]
						(145,380)	[7]
						36,563	[11]
						(1,827,444)	[12]

Total Other Assets	3,000	108,745	2,620,387	-	2,732,132	7,665,031		10,397,163

TOTAL ASSETS	$3,952,067	$1,111,338	$8,564,945	$134,038	$13,762,388	$4,544,015		$18,306,403

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$37,339	$432,858	$1,654,532	$19,844	$2,144,573	$(50,000)	[9]	$2,094,573
Billings in excess of revenues	-	-	207,350	-	207,350	-		207,350
Loans and notes payable	-	253,107	1,578,361	6,314	1,837,782	(150,000)	[8]	1,687,782
Related party payable	-	-	-	18,273	18,273	-		18,273
Warrant derivative liability	1,288,159	-	-	-	1,288,159	-		1,288,159

Total Current Liabilities	1,325,498	685,965	3,440,243	44,431	5,496,137	(200,000)		5,296,137

LONG TERM LIABILITIES
Loans and notes payable-related parties	-	250,899	677,117	51,645	979,661	-		979,661
Loans and notes payable	-	52,715	3,555,623	8,615	3,616,953	(2,589,263)	[11]	1,027,690

Long term liabilities	-	303,614	4,232,740	60,260	4,596,614	(2,589,263)		2,007,351

TOTAL LIABILITIES	1,325,498	989,579	7,672,983	104,691	10,092,751	(2,789,263)		7,303,488

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	-	-	-	-	-	-		-
Common stock	11,855	3,000	50,000	5,771	70,626	(3,000)	[1]	17,701
						(50,000)	[2]	-
						(5,771)	[3]
						1,279	[4]
						4,500	[5]
						67	[10]
Additional paid-in capital	12,420,166	(168,588)	424,968	-	12,676,546	3,000	[1]	22,732,777
						50,000	[2]
	-	-	-	-	-	5,771	[3]
						2,147,360	[4]
						7,735,500	[5]
						114,600	[10]
Non controlling interest	-	-	295,190		295,190	(295,190)	[11]	-
Retained earnings (deficit)	(9,805,452)	287,347	121,804	23,576	(9,372,725)	(287,347)	[6]	(11,747,563)
						(145,380)	[7]
						(114,667)	[10]
						(1,827,444)	[12]

Total Stockholders' Equity (Deficit)	2,626,569	121,759	891,962	29,347	3,669,637	7,333,278		11,002,915

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$3,952,067	$1,111,338	$8,564,945	$134,038	$13,762,388	$4,544,015		$18,306,403

BLUE EARTH, INC.
Proforma Consolidated Statements of Operations
For the Year Ended December 31, 2010

								Pro-Forma
		Castrovilla, Inc.	Xnergy, Inc.	HVAC				Adjusted
	Blue	and Humitech	and Variable	Controls &	Combined	Pro Forma		Combined
	Earth, Inc.	of NC, LLC	Interest Entity	Specialities, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$-	$3,433,145	$18,120,860	$844,756	$22,398,761	$-		$22,398,761
COST OF SALES	-	1,228,133	14,084,438	556,131	15,868,702	-		15,868,702

GROSS PROFIT	-	2,205,012	4,036,422	288,625	6,530,059	-		6,530,059

OPERATING EXPENSES

General and administrative	2,202,320	2,125,725	3,272,237	159,562	7,759,844	114,667	[10]	7,874,511
Depreciation and amortization expense	-	61,284	135,021	-	196,305	1,827,444	[12]	2,023,749

Total Costs and Expenses	2,202,320	2,187,009	3,407,258	159,562	7,956,149	1,942,111		9,898,260

OPERATING LOSS	(2,202,320)	18,003	629,164	129,063	(1,426,090)	(1,942,111)		(3,368,201)

OTHER INCOME (EXPENSE)

Change in fair value of warrant liability	(483,441)	-	-	-	(483,441)	-		(483,441)
Other income	15,311	-	159,216	3,776	178,303	-		178,303
Interest expense	-	(56,544)	(218,378)	(7,147)	(282,069)	164,660	[11]	(117,409)

Total Other Income (Expense)	(468,130)	(56,544)	(59,162)	(3,371)	(587,207)	164,660		(422,547)

LOSS BEFORE INCOME TAXES	(2,670,450)	(38,541)	570,002	125,692	(2,013,297)	(1,777,451)		(3,790,748)
PROVISION FOR INCOME TAXES	(12,781)	-	(30,738)	(52,288)	(95,807)	-		(95,807)

NET LOSS	$(2,683,231)	$(38,541)	$539,264	$73,404	$(2,109,104)	$(1,777,451)		$(3,886,555)

PRO FORMA ADJUSTMENTS

Common Stock	3,000		[1]	To eliminate common stock of Castrovilla/Humatech
Additional Paid-in Capital		3,000	[1]	To eliminate common stock of Castrovilla/Humatech
Common Stock	50,000		[2]	To eliminate common stock of Xnergy
Additional Paid-in Capital		50,000	[2]	To eliminate common stock of Xnergy
Common Stock	5,771		[3]	To eliminate common stock of HVAC Controls
Additional Paid-in Capital		5,771	[3]	To eliminate common stock of HVAC Controls
Common Stock		1,279	[4]	Record issuance of 1,278,952 shares for Castrovilla/Humitech valued at $1.68 per share
Additional Paid-in Capital		2,147,360	[4]	Record issuance of 1,278,952 shares for Castrovilla/Humitech valued at $1.68 per share
Customer Lists and Contracts	2,148,639		[4]	Record issuance of 1,278,952 shares for Castrovilla/Humitech valued at $1.68 per share
Common Stock		4,500	[5]	Record issuance of 4,500,000 shares for Xnergy and HVAC Controls valued at $1.72 per share
Additional Paid-in Capital		7,735,500	[5]	Record issuance of 4,500,000 shares for Xnergy and HVAC Controls valued at $1.72 per share
Customer Lists and Contracts	7,740,000		[5]	Record issuance of 4,500,000 shares for Xnergy and HVAC Controls valued at $1.72 per share
Customer Lists and Contracts		287,347	[6]	To eliminate retained earnings of Castrovilla/Humatech
Retained Earnings	287,347		[6]	To eliminate retained earnings of Castrovilla/Humatech
Customer Lists and Contracts		145,380	[7]	To eliminate retained earnings of Xnergy and HVAC Controls
Retained Earnings	144,706		[7]	To eliminate retained earnings of Xnergy and HVAC Controls
Related Party Payable	150,000		[8]	To record cash paid at closing of Castrovilla/Humatech
Cash		150,000	[8]	To record cash paid at closing of Castrovilla/Humatech
Accounts Payable and Accrued Expenses	50,000		[9]	To record cash paid at closing of Xnergy and HVAC Controls
Cash		50,000	[9]	To record cash paid at closing of Xnergy and HVAC Controls
Common Stock		67	[10]	Record issuance of 66,667 shares for Xnergy employees valued at $1.72 per share
Additional Paid-in Capital		114,600	[10]	Record issuance of 66,667 shares for Xnergy employees valued at $1.72 per share
Salaries and Wages	114,667		[10]	Record issuance of 66,667 shares for Xnergy employees valued at $1.72 per share
Property and Equipment		2,921,016	[11]	Remove real estate not acquired in with Xnergy
Loans and Notes Payable	2,589,263		[11]	Remove real estate not acquired in with Xnergy
Customer Lists and Contracts	36,563		[11]	Remove real estate not acquired in with Xnergy
Non Controlling Interest	295,190		[11]	Remove real estate not acquired in with Xnergy
Amortization Expense	1,827,444		[12]	To amortize intangible assets
Customer Lists and Contracts		1,827,444	[12]	To amortize intangible assets

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective January 1, 2011, Castrovilla Energy, Inc., “Energy”, a newly formed subsidiary of Blue Earth Energy Management Services, Inc., which is a subsidiary of Blue Earth, Inc, entered into a merger agreement with Castrovilla, Inc. wherein Energy purchased all of the issued and outstanding shares of Castrovilla, Inc. for  1,011,095  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, January 1, 2011, at $1.90 per share, or $1,921,081.

Immediately after the transaction, Energy ceased to exist and Castrovilla, Inc. became the surviving corporation, a wholly owned subsidiary of Blue Earth Energy Management Services, Inc..  Simultaneous with this purchase, Energy entered into an asset purchase agreement with Humitech of NC, LLC, “Humitech”, whereby the assets of Humitech and certain related liabilities were sold to Energy for  $150,000 cash and 267,857 restricted common shares of Blue Earth, Inc. valued based on the quoted market price on the effective date of the transaction, January 1, 2011, at $1.90 per share or $528,928.

Proforma adjustment [4] reflects the issuance of 1,011,095 shares of Blue Earth, Inc. common stock to shareholders of Castrovilla, Inc. in exchange for all issued and outstanding shares of Castrovilla and the issuance of 267,857 shares of Blue Earth, Inc. for the net assets of Humitech of NC, LLC.  Entries [1] and [6] reflect the elimination of equity balances, including the common stock of Castrovilla and the partner capital of Humitech, retained earnings of both entities and the allocation of excess purchase price above the market value of the fixed assets acquired and liabilities assumed in the acquisition to the Bay Area Gasket Guy distributorship held by Humitech.

The calculation of the $2,458,250 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Castrovilla	1,011,095	$1.90	$1,921,081
Humitech	267,857	$1.90	508,928
Cash			150,000
Total Purchase Price			2,580,009
Tangible Assets Acquired			(1,111,338)
Total Liabilities Assumed			989,579
Cost of Distributorship and Customer Base Acquired			$2,458,250

The proforma, consolidated balance sheets and statements of operations of Blue Earth, Inc. and Castrovilla, Inc. and Humitech of NC, LLC are presented here as of December 31, 2010. The balance sheet and statement of operations of Castrovilla, Inc. are included in the consolidated balance sheet and statement of operations of Blue Earth, Inc. as of June 30, 2011.

On September 7, 2011 the Company acquired 100% of the outstanding common stock of Xnergy, Inc. and its wholly-owned subsidiary HVAC Controls & Specialties, Inc., a Carlsbad, California based energy services company (“Xnergy’). Simultaneously, the Company purchased all of the membership interests of ecoLegacy, LLC (“eco”), a California limited liability company, which serves as a financing vehicle for Xnergy. The Company issued 4,500,000 shares of its common stock for all of the outstanding shares of Xnergy valued at $3.00 per share in the merger agreement. However, the common shares were subsequently valued at $1.72 per share for accounting purposes based upon the average closing price of the Company’s common stock from September 8, 2011 through trading on September 26, 2011.  The Company also assumed the obligation of $1,415,088 due to a former shareholder of Xnergy for the purchase of his shares by the exchanging shareholders of Xnergy. The Company assumed $143,681 of debt as the consideration for the purchase of ecoLegacy, a California limited liability company. Hence, for valuation purposes, the proper price/share for accounting purposes is $1.72/share or $7,740,000 for the shares plus the cash component as stated above.

The proforma, consolidated balance sheets and statements of operations of Blue Earth, Inc. and Xnergy, Inc. and HVAC Controls & Specialties, Inc. are presented here as of December 31, 2010 and June 30, 2011. Proforma adjustment [5] reflects the issuance of 4,500,000 shares of Blue Earth, Inc. common stock to shareholders of Xnergy, Inc. in exchange for all issued and outstanding shares of Xnergy, Inc and its wholly owned subsidiary, HVAC Controls & Specialties, Inc. and the allocation of excess purchase price above the market value of the fixed assets acquired and liabilities assumed to the customer base and existing or potential contracts owned by Xnergy and HVAC.  Entries [2], [3] and [7] reflect the elimination of equity balances, including the common stock of Xnergy and HVAC and the retained earnings of both entities.

The calculation of the $8,497,398 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Xnergy, Inc. and HVAC Controls & Specialties, Inc.	4,500,000	$1.72	$7,740,000

Total Purchase Price			7,740,000
Tangible Assets Acquired			(4,675,037)
Total Liabilities Assumed			5,432,435
Cost of Customer Base Acquired			$8,497,398